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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2002

Magellan Health Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6639 (Commission File Number)	58-1076937 (IRS Employer Identification No.)

6950 Columbia Gateway Drive Suite 400 Columbia, Maryland (Address of Principal Executive Offices)	21046 (Zip Code)

Registrant's telephone number, including area code: (410) 953-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On October 25, 2002, Magellan Health Services, Inc. ("Magellan") entered into an agreement that provides for, among other things, waivers of financial covenants under its Credit Agreement through December 31, 2002.

        Filed herewith as Exhibit No. 99 is the Waiver and Agreement dated as of October 25, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements of business acquired:                Not applicable.

(b)
Pro forma financial information:                Not applicable.

(c)
Exhibits:

Exhibit Number	Description
99	Waiver and Agreement dated as of October 25, 2002 to the Magellan Credit Agreement dated as of February 12, 1998, as amended.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.
	By:	/s/ MARK S. DEMILIO Mark S. Demilio Executive Vice President and Chief Financial Officer
Date: December 6, 2002

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES